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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Group Maintenance America Corp. and Subsidiaries

  We consent to incorporation by reference in the registration statements (No. 333-41749, No. 333-41751, No. 333-58651, No. 333-60537 and No. 333-69421) on
Form S-8 of Group Maintenance America Corp. of our reports included herein.

                                          KPMG PEAT MARWICK LLP

Houston, Texas
December 22, 1998